SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) September10, 2001
                                                 -----------------


                                CTS CORPORATION
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)



          Indiana                    1-4639                 35-0225010
----------------------------    ----------------     ------------------------
(State or other jurisdiction      (Commission)            (IRS Employer
      of Incorporation)            File Number)        Identification No.)

905 West Boulevard North, Elkhart, Indiana                  46514
------------------------------------------           -------------------------
    (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code: 219-293-7511


                                     N/A
------------------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events.

             The information regarding an announcement on September 10, 2001 contained in the press release filed as Exhibit A to this report is incorporated herein by reference.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    CTS CORPORATION



                                    By:    /S/ Richard G. Cutter, III
                                           --------------------------
                                           Name:  Richard G. Cutter, III
                                           Title:    Vice President General
                                           Counsel and Assistant Secretary

Dated:  September 10, 2001

                                    EXHIBIT A

                                                                  NEWSRELEASE

              CTS CORPORATION Elkhart, Indiana 46514           (219) 293-7511

                                                            September 10, 2001




FOR RELEASE:  Immediately


               CTS NAMES CEO AS PART OF MANAGEMENT TRANSITION PLAN


Elkhart, IN... CTS Corporation (NYSE:CTS) announced today that its Board of Directors had named Donald K. Schwanz to succeed Joseph P. Walker as Chief Executive Officer upon Mr. Walker's retirement later this year.

Schwanz is currently CTS' President and Chief Operating Officer. Before joining CTS, Schwanz, 57, was President of Honeywell's Industrial Control Business, which had almost $3 billion of revenue worldwide. He was elected to the CTS Board last June.

Walker, who has been CTS' Chief Executive Officer since 1988, will retire from that post September 30, but will remain as Chairman of the Board until year end when it is expected that Donald Schwanz will be named Chairman, in addition to being CEO.

"When we were able to convince Don to join CTS, we were hopeful that he would fit into our culture. That fit and his performance have been even better than expected, and I am very confident in turning over the reins to him, and that CTS will flourish under his leadership," Walker said.

"Joe has done a superb job as CEO these past 13 years, positioning CTS for success in high- growth markets and delivering value for the stakeholders. Those are big shoes to fill. We are fortunate that his counsel and expertise will still be available to CTS. I am deeply honored by the Board's decision to elect me to succeed Joe, and am highly appreciative of his continuing support to assure a seamless transition," said Schwanz.

                                     # # # #

CTS Corporation is a leading manufacturer of electronic components and assemblies for the communications, computer and automotive markets. The Company manufactures products in North America, Europe and Asia. The Company's stock is traded on the NYSE under the ticker symbol "CTS." To find out more, visit the Company's website at www.ctscorp.com.


Released by:   James L. Cummins